UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

SUNBURST ACQUISITIONS III, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-23559	84-14320001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28715 Los Alisos Blvd., Suite 316 Mission Viejo, CA	92692
(Address of Principal Executive Office)	(Zip Code)

(949) 635-0647

(Registrant’s telephone number)

4807 S. Zang Way

Morrison, CO 80465

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5

CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 8, 2005, there was a change in the officers and directors of the Company.  On that date, Mr. Scott MacCaughern was appointed as a member of the board of directors.  Following the appointment of Mr. MacCaughern, Jay Lutsky, who was the Principal Executive Officer and a director, and Michael R. Quinn, who was the Principal Financial Officer and a director, both resigned as officers and directors of the Company.

The resignations of Mr. Lutsky and Mr. Quinn were not the result of any known disagreement with the Company on any matter relating to its operations, policies or practices.

Following the resignations of Mr. Lutsky and Mr. Quinn, Mr. MacCaughern was appointed as the President, Principal Executive Officer and Principal Financial Officer of the Company.

There is no arrangement or understanding between the new director and any other persons pursuant to which the new director was selected.  There were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which the new director had or is to have a direct or indirect material interest.

 The Company does not currently have standing audit, nominating or compensation committees of the Board of Directors or any other committees performing similar functions. All such applicable functions are currently being performed by the Board of Directors as a whole.

Biographical Information

Biographical information regarding the newly appointed director follows:

Scott Mac Caughern.      Scott MacCaughern is the President and a director of the Company. He has served as Chairman of Corridor Communications Corp. since April 28, 2003. OTC BB  (CORR). Mr. Mac Caughern is an emerging growth investor in both private and public companies and has funded and contributed to the success of many companies in the past decade.  He has held various senior executive positions within the securities industry and is an expert in developing innovative financial solutions.  Since 1993, Mr. Mac Caughern has been president of Mac Caughern   Trade   Development, which is a national full service communications company to the capital markets.  Mac Caughern Trade Development has focused on management and financial consulting services, specializing in strategic marketing, establishing distribution channels for products, mergers and acquisitions and financial public relations.  Mr. Mac Caughern has held various senior executive positions within the securities industry including running his own OSJ Securities firm for Roundhill Securities, in Park City, Utah.  After resigning from Roundhill Securities in 1997, Mr. Mac Caughern has focused on identifying unique opportunities in the public markets and has implemented his innovative financial solutions for client companies.  Mr. MacCaughern attended Central Connecticut State College.

Additionally, since October 2001, Mr. Mac Caughern has been a Professional Services Reserve for the Orange County Sheriff's Department in Orange County California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNBURST ACQUISITIONS III, INC.

By: /s/

Scott MacCaughern, President

Date: February 11, 2005

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